UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2025

AMRIZE LTD
(Exact name of registrant as specified in its charter)

Switzerland
(State or other jurisdiction of incorporation)

Switzerland	1-42542	98-1807904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Grafenauweg 8 6300 Zug, Switzerland	6300
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 (0) 58 858 58 58

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.01	AMRZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD.

On May 30, 2025, the Securities and Exchange Commission (the “SEC”) declared effective Amendment No. 1 to the Registration Statement on Form 10 filed with the SEC by Amrize Ltd (the “Company”), a wholly-owned subsidiary of Holcim Ltd. (“Holcim”), on May 7, 2025 (as amended, the “Registration Statement”) in connection with Holcim’s previously announced plan to spin-off Holcim’s North American business to Holcim’s shareholders (the “Spin-off”). Upon consummation of the Spin-off, the Company will be an independent, publicly traded company. The Registration Statement includes a preliminary information statement that describes the Spin-off and provides important information regarding the Company’s business and management.

The final information statement, dated June 2, 2025 (the “Information Statement”), is furnished as Exhibit 99.1 hereto. Holcim expects a Notice of Internet Availability of Information Statement Materials, the form of which is furnished as Exhibit 99.2 hereto, to be mailed to holders of Holcim’s ordinary shares as of June 2, 2025 beginning on or about June 3, 2025.

The information set forth in this Item 7.01 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

ITEM 8.01	Other Events.

On June 2, 2025, Holcim issued a press release announcing, among other things, (1) the effectiveness of the Registration Statement and (2) that Holcim has selected June 20, 2025 as the cum-dividend date (the “Cum-Dividend Date”) for the distribution of the Company’s ordinary shares as a dividend-in-kind (the “Distribution”). Each of Holcim’s shareholders will receive one ordinary share of the Company for every one ordinary share of Holcim they own as of the close of business on the Cum-Dividend Date. Ordinary shares of the Company are expected to commence trading on a standalone basis on the New York Stock Exchange at 9:30 a.m., New York City time, and on the SIX Swiss Exchange at 9:00 a.m., Zurich time, on June 23, 2025 (the “Ex-Dividend Date”) under the ticker symbol “AMRZ”.

Completion of the Distribution is conditioned upon the satisfaction or waiver of certain conditions as set forth in the form of Separation and Distribution Agreement filed with the SEC as part of the Registration Statement. A copy of the press release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference. References to websites and social media sites in the press release are provided for convenience only. The information contained on, or that can be accessed through, any website or social media site referenced in the press release is not incorporated by reference into this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Information Statement of Amrize Ltd, dated June 2, 2025
99.2	Form of Notice of Internet Availability of Information Statement Materials
99.3	Press Release dated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements relating to the planned Spin-off, the expected timing of the transaction and the anticipated benefits of the transaction. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: the effect of political, economic and market conditions and geopolitical events, the logistical and other challenges inherent in the Company’s operations, the actions and initiatives of current and potential competitors, the level and volatility of, interest rates and other market indices, the outcome of pending litigation, the impact of current, pending and future legislation and regulation, additional tax expenses or exposures that could affect the Company’s financial condition, results of operations and cash flows, inadequate or ineffective internal controls, the ability and willingness of the Company and Holcim to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the Spin-off and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities and the ability to achieve some or all the benefits that the Company expects to achieve from the Spin-off.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMRIZE LTD

June 2, 2025

	By:	/s/ Samuel J. Poletti
		Name:	Samuel J. Poletti
		Title:	Authorized Person